UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 22, 2005

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 22, 2005, Marsh & McLennan Companies, Inc. ("MMC") and Sandra S. Wijnberg, MMC’s chief financial officer, entered into an Employment Agreement (the “Employment Agreement”). Under the Employment Agreement, if Ms. Wijnberg remains employed with MMC until March 31, 2006, or if her employment with MMC is earlier terminated without cause (as defined in the Employment Agreement) or she earlier resigns for good reason (as defined in the Employment Agreement), she will receive a retention payment in lieu of her annual bonus equal to $1,671,875 and vesting of certain restricted stock and restricted stock unit awards will be accelerated. Upon Ms. Wijnberg’s termination of employment with MMC on or after March 31, 2006 (or earlier without cause or for good reason), she will be entitled to certain additional amounts and benefits, including a lump sum payment equal to her base salary of $700,000. Payments made to Ms. Wijnberg in connection with her termination of employment are generally subject to her delivery to MMC of a general release of claims. Under the Employment Agreement, Ms. Wijnberg will be subject to certain non-solicitation restrictions for twelve months following termination of employment.

The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the Employment Agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

(b)       See Item 1.01 above for a description of an Employment Agreement entered into between Marsh and McLennan Companies, Inc. and Sandra S. Wijnberg.

Item 8.01. Other Events.

On August 22, 2005, Marsh & McLennan Companies, Inc. issued a press release announcing the Employment Agreement with Sandra S. Wijnberg described in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)           10.1        Employment Agreement, dated as of August 22, 2005, between Marsh & McLennan Companies, Inc. and Sandra S. Wijnberg

99.1	Press release of Marsh & McLennan Companies, Inc. issued

August 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marsh & McLennan Companies, Inc.

By: /s/ Peter J. Beshar

Name: Peter J. Beshar

Title: Senior Vice President and

General Counsel

Date:	August 22, 2005

EXHIBIT INDEX

Exhibit

Number	Exhibit

10.1	Employment Agreement, dated as of August 22, 2005, between Marsh & McLennan Companies, Inc. and Sandra S. Wijnberg

99.1	Press release of Marsh & McLennan Companies, Inc. dated August 22, 2005